Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 19, 2018 (this “Amendment”), to the Credit Agreement, dated as of August 20, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Borrower”), (ii) the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

SECTION 1.          Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.          Amendments to the Credit Agreement.

(a)          The definition of “Consolidated Total Debt” is hereby deleted in its entirety and the following shall be substituting therefor:

“Consolidated Total Debt”:  at any date, an amount equal to the aggregate principal amount of all Indebtedness (excluding, for the avoidance of doubt, any operating leases) of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP as in effect on the date of this Agreement and with subsection 1.2(e), provided that Indebtedness incurred to prefund a Qualified Acquisition shall not constitute Consolidated Total Debt for purposes of compliance with Section 9.1 until the earlier of (i) the date such the Qualified Acquisition has closed or (ii) the date the consummation of such Qualified Acquisition has been abandoned, terminated or expired pursuant to the terms of the relevant acquisition documentation..

(b)          The definition of “Maximum Leverage Ratio” is hereby deleted in its entirety and the following shall be substituting therefor:

“Maximum Leverage Ratio”:  3.75 to 1.00; provided that (i) for the two consecutive fiscal quarters ended immediately following the consummation of any Qualified Acquisition (including the fiscal quarter in which such Qualified Acquisition occurs), the Maximum Leverage Ratio shall be 4.75 to 1.00, (ii) for the fiscal quarter ended immediately after such two fiscal quarters referred to in clause (i), the Maximum Leverage Ratio shall be 4.50 to 1.00, (iii) for the fiscal quarter ended immediately after the fiscal quarter referred to in clause (ii), the Maximum Leverage Ratio shall be 4.25 to

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1.00 and (iv) for the fiscal quarter ended immediately after the fiscal quarter referred to in clause (iii), the Maximum Leverage Ratio shall be 4.00 to 1.00 (and, for the avoidance of doubt, for each fiscal quarter ended after the fiscal quarter referred to in clause (iv), the Maximum Leverage Ratio shall be 3.75 to 1.00).

(c)          The definition of “Qualified Acquisition” is hereby deleted in its entirety and the following shall be substituting therefor:

“Qualified Acquisition”: the BTG Acquisition and any other transaction permitted under this Agreement and consummated on or after the Closing Date, (a) by which the Borrower or any of its Subsidiaries (i) acquires any going concern or business or all or substantially all of the assets of any firm, corporation or limited liability company, or division or business unit thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires at least a majority (in number of votes) of the Capital Stock of a Person, if, in any such case, the aggregate amount of Indebtedness incurred by the Borrower and its Subsidiaries to finance the purchase price and other consideration for any such transaction, plus the amount of Indebtedness assumed by the Borrower and its Subsidiaries in connection with any such transaction, is at least $1,000,000,000 and (b) for which the Borrower notifies the Administrative Agent in writing prior to or promptly upon consummation of such transaction that such transaction shall be a “Qualified Acquisition” for purposes of this Agreement.

(d)          The following new definition of “BTG Acquisition” is hereby added to Section 1.1 of the Credit Agreement in the alphabetical order:

“BTG Acquisition”: the acquisition by the Borrower directly or indirectly of all of the issued and to be issued ordinary share capital of BTG plc, a public limited company incorporated under the laws of England and Wales.

SECTION 3.          Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment and (b) all fees and expenses payable to the Administrative Agent, the other agents and any Lender shall have been paid.

SECTION 4.          Representation and Warranties.  To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

(a)          Corporate Power; Authorization; Enforceable Obligations.

(i)          The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

(ii)          No consent or authorization of, filing with (other than the Borrower’s public filing of the Amendment on Form 8-K, if applicable), or notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this

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Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, to which the Borrower is party.

(iii)          This Amendment has been duly executed and delivered on behalf of the Borrower.

(iv)          This Amendment and each Loan Document, as amended by this Amendment, to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, examination, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)          Representations and Warranties.  The representations and warranties (except for those made in subsections 6.13 and 6.14 of the Credit Agreement) made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

SECTION 5.          Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

SECTION 6.          No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

SECTION 7.          Governing Law; Counterparts.

(a)          This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.  The provisions of subsections 13.12 and 13.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

(b)          This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8.          Miscellaneous.

(a)          Upon and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

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(b)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Robert J. Castagna
	Name:	Robert J. Castagna
	Title:	Vice President and Treasurer

Signature Page to First Amendment to Credit Agreement, dated as of August 20, 2018, for Boston Scientific

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Darin Mullis
	Name:	Darin Mullis
	Title:	Managing Director

Signature Page to First Amendment to Credit Agreement, dated as of August 20, 2018, for Boston Scientific

MUFG Bank, Ltd., as a Lender

By:	/s/ David Meisner
	Name:	David Meisner
	Title:	Vice President

Signature Page to First Amendment to Credit Agreement, dated as of August 20, 2018, for Boston Scientific

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Darren Merten
	Name:	Darren Merten
	Title:	Vice President

Signature Page to First Amendment to Credit Agreement, dated as of August 20, 2018, for Boston Scientific

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Katsuyuki Kubo
	Name:	Katsuyuki Kubo
	Title:	Managing Director

Signature Page to First Amendment to Credit Agreement, dated as of August 20, 2018, for Boston Scientific